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[NATCOGROUP LETTERHEAD]                               Interoffice Correspondence

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TO:      William E. Joor III (V&E-Houston               DATE: September 28, 1999

FROM:    Daniel R. Carter
         Chief Legal Officer and Secretary

SUBJECT: Change in Control Policy

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        At a special meeting of the NATCO Group Inc. Board of Directors held
Monday, September 27, 1999, the subject item was discussed and resolutely approved, as follows:

        The listed senior executive office positions of NATCO Group Inc. and its subsidiaries are participants in NGI's change of control policy:

        President of NGI
        Chief Financial Officer & Senior Vice President of NGI
        Senior Vice President - Technology & Product Development of NGI Senior Vice President - Marketing of NGI
        President of NATCO U.S.
        President of NATCO Canada, Limited
        President of Total Engineering Services Team, Inc.
        President of Cynara

        In the event of a change of control of NGI, NGI will pay the holder of the listed senior executive office 150% of base annual salary (200% in the sole case of the President of NGI) plus all accrued bonuses calculated on a pro rata basis to the score defined in the Management Bonus Program.

        A change of control means the acquisition of 50% or more of (i) NGI's outstanding common stock, (ii) any securities that may be converted to NGI common stock, or (iii) the assets of NGI by a party unrelated to Capricorn I or Capricorn II. A change of control will not be deemed to have occurred, if any surviving corporation in the case of merger or any purchasing corporation in the case of a sale of all of NGI's assets agrees to employ the holder of the listed senior executive office on terms substantially similar to the terms of office in force immediately prior to the change of control.

        The resolution regarding the change of control policy will be included in the minutes of the meeting, when finalized, and the minutes will reflect that the following vote was recorded:

                         Allan               Yes
                         Bull                Yes
                         Gregory             Yes
                         Hickox              Yes
                         McCarthy            Abstained
                         Staley              Yes
                         Winokur             Absent

     IN WITNESS WHEREOF, I subscribe my name and on this 28th day of September 1999.


                                                 /s/ DANIEL R. CARTER
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                                                     Daniel R. Carter